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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K/A
                                AMENDMENT NO. 3

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  November 2, 1998
                                                       --------------------



                             AIMCO Properties, L.P.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                    0-24497            84-1275621
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

         On March 31, 1998, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), acquired:
(a) the Casa Anita Apartments located in Phoenix, Arizona from an unrelated third party for approximately $7.4 million (which included approximately $3.3 million of limited partnership units ("OP Units") of AIMCO Properties and the assumption of approximately $4.1 million of debt in favor of Federal National Mortgage Association ("FNMA")), (b) the San Marina Apartments located in Phoenix, Arizona from an unrelated third party for approximately $12.7 million (which included approximately $4.7 million of OP Units and the assumption of approximately $8.0 million of debt in favor of FNMA), (c) the Rio Cancion Apartments located in Tucson, Arizona from an unrelated third party for approximately $18.7 million (which included approximately $5.6 million of OP Units and the assumption of approximately $13.1 million of debt in favor of
FNMA), (d) the Sundown Village Apartments in Tucson, Arizona from an unrelated third party for approximately $14.6 million (which included approximately $6.1 million of OP Units and the assumption of approximately $8.5 million of debt in favor of FNMA), and (e) the Cobble Creek Apartments located in Tucson, Arizona from an unrelated third party for approximately $8.6 million (which included approximately $1.6 million of OP Units and the assumption of approximately $7.0 million of debt in favor of FNMA). These five garden-style apartment communities have an average age of 14 years and contain an aggregate of 1,633 apartment units. The three apartment communities located in Tucson have 1,010 units and the two apartment communities located in Phoenix have 623 units.

         AIMCO and AIMCO Properties, in assessing this transaction, considered a number of factors related to revenue, including, but not limited to: i) historical operating information; ii) the availability of comparable properties; and iii) local apartment occupancy rates in the Tucson and Phoenix areas. AIMCO and AIMCO Properties, in assessing this transaction, also considered a number of factors related to expenses, including, but not limited to: i) historical and projected utility, maintenance, tax and payroll expenses; and ii) anticipated capital expenditures and improvements. After reasonable inquiry, AIMCO and AIMCO Properties are not aware of any material factors relating to these five properties, other than those discussed above, that would cause the reported financial information for such properties not to be necessarily indicative of future operating results.

         In June 1998, AIMCO Properties entered into seven separate Purchase and Sale Agreements with affiliates of Realty Investment Company, an unrelated third party, to acquire seven multifamily residential properties. On October 16, 1998, these properties were acquired by newly formed subsidiaries of AIMCO Properties (the "Partnerships") for an aggregate purchase price of approximately $41.8 million (exclusive of certain transaction costs), consisting of approximately $16.8 million in cash and the assumption of approximately $25.0 million in mortgage indebtedness. In consideration of Insignia Properties, L.P. ("IPLP"), an affiliate of AIMCO, providing approximately $17.1 million towards the purchase price and related transaction costs for such properties, AIMCO Properties assigned all of its right, title and interest in and to the profits, distributions, losses and all other economic rights and obligations arising out of AIMCO Properties' limited partnership interest in the Partnerships to IPLP. The seven garden-style apartment communities are located in three states, have an average age of 14 years and contain an aggregate of 1,353 apartment units. Five of the apartment communities are located in Florida, with 448 units in Jacksonville, 208 units in Daytona Beach, 120 units in Melbourne and 216 units in Palm Bay. One apartment community with 137 units is located in Hemet, California and one apartment community with 224 units is located in Stone Mountain, Georgia.

         In July 1998, AIMCO Properties entered into two separate Acquisition Agreements with affiliates of Realty Investment Company to acquire the partnership interests in two limited partnerships that each own a multifamily residential property. One of these transactions closed on December 31, 1998. In that transaction, AIMCO Properties acquired a 99.99% partnership interest and AIMCO Holdings, L.P., a Delaware limited partnership and a subsidiary of AIMCO, acquired a 0.01% partnership interest in The Bluffs Development Partnership, an Indiana limited partnership. The Bluffs Development Partnership wholly owns The Bluffs Apartments, a garden-style apartment community with 181 units located in Lafayette, Indiana that was built in 1986. The purchase price was approximately $5.6 million, consisting of approximately $1.64 million in cash, approximately $360,000 of OP Units and approximately $3.6 million of mortgage debt.

         AIMCO and AIMCO Properties, in assessing this transaction, considered a number of factors related to revenue, including, but not limited to: i) historical operating information; ii) the availability of comparable properties; and iii) local apartment occupancy rates. AIMCO and AIMCO Properties, in assessing this transaction, also considered a number of factors related to expenses, including, but not limited to: i) historical and projected utility, maintenance, tax and payroll expenses; and ii) anticipated capital expenditures and improvements. After reasonable inquiry, AIMCO and AIMCO Properties are not aware of any material factors relating to these eight properties, other than those discussed above, that would cause the reported financial information for such properties not to be necessarily indicative of future operating results.

         The second Acquisition Agreement entered into in July 1998 with affiliates of Realty Investment Company related to the acquisition of the partnership interests in LaValle Property Associates Limited Partnership, a Maryland limited partnership, which owns Seven Springs Village, a garden-style apartment complex located in College Park, Maryland. On January 29, 1999, AIMCO Properties exercised its right to terminate this Acquisition Agreement.

         On September 24, 1998, AIMCO Properties acquired a 99.77% partnership interest and AIMCO Holdings acquired a 0.23% partnership interest in Brandon Lake, Ltd., a Florida limited partnership, which wholly owns the Sun Lake Apartments located in Brandon, Florida, from a related party for approximately $4.2 million (which included $2.4 million in cash and $1.8 million OP units). The garden-style community was approximately 17 years old and contained 88 apartment units.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Cirque Apartment Communities for the year ended December 31, 1997 and the three months ended March 31, 1998 (unaudited) together with the Report of Independent Auditors (included as Exhibit 99.1 to this Report and incorporated herein by reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities I for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.2 to this Report and incorporated herein by this reference).

         Combined Historical Summary of Gross Income and Direct Operating Expenses of the Realty Apartment Investment Communities II for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.3 to this Report and incorporated herein by this reference).

         Historical Summary of Gross Income and Direct Operating Expenses of Sun Lake Apartments for the years ended December 31, 1997, 1996 and 1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.5 to this Report and incorporated herein by this reference).

        (b) Pro Forma Information

         The required pro forma financial information is included as Exhibit
99.4 to this Report and incorporated herein by this reference.

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(c) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
 23.1    Consent of Ernst & Young LLP.

 23.2    Consent of Beers & Cutler PLLC.

 23.3    Consent of Beers & Cutler PLLC.

 23.4    Consent of Ernst & Young LLP.

*99.1    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

*99.2    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the nine months ended September 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.3    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the nine months ended September 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.4    Pro Forma Financial Information of Apartment Investment and Management
         Company.

*99.5    Historical Summary of Gross Income and Direct Operating Expenses of Sun
         Lake Apartments for the years ended December 31, 1997, 1996 and 1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.

* Previously filed

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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AIMCO Properties, L.P.

                                        By:  AIMCO-GP, Inc.
                                             its General Partner


Date:  February 11, 1999                By: /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer



                                                                               5
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                 EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A



Sequentially
Exhibit
Number   Description
-------  -----------
 23.1    Consent of Ernst & Young LLP

 23.2    Consent of Beers & Cutler PLLC

 23.3    Consent of Beers & Cutler PLLC

 23.4    Consent of Ernst & Young LLP

*99.1    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Cirque Apartment Communities for the year ended
         December 31, 1997 and the three months ended March 31, 1998
         (unaudited), together with the Report of Independent Auditors.

*99.2    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities I for the year ended December 31, 1997 and the nine months ended September 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.3    Combined Historical Summary of Gross Income and Direct Operating
         Expenses of Realty Investment Apartment Communities II for the year ended December 31, 1997 and the nine months ended September 30, 1998
         (unaudited), together with the Independent Auditors' Report.

*99.4    Pro Forma Financial Information of Apartment Investment and Management
         Company.

*99.5    Historical Summary of Gross Income and Direct Operating Expenses of Sun
         Lake Apartments for the years ended December 31, 1997, 1996 and 1995 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report.


*Previously filed